UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported):
May 26, 2010

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-8002 (Commission File Number)	04-2209186 (I.R.S. Employer Identification Number)

81 Wyman Street Waltham, Massachusetts (Address of principal executive offices)	02451 (Zip Code)
(781) 622-1000
(Registrant’s telephone
number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The annual meeting of stockholders of Thermo Fisher Scientific Inc. (the “Company”) was held on May 26, 2010. At the annual meeting, the stockholders of the Company voted on the following proposals:
1. To elect the two directors named in the Company’s proxy statement for a three-year term expiring in 2013. Each nominee for director was elected by a vote of the stockholders as follows:

	For	Against	Abstain	Broker Non-Votes
Marc N. Casper	310,704,443	4,944,232	94,763	21,037,854

Tyler Jacks	300,363,713	15,087,550	292,175	21,037,854
2. To ratify the selection by the Company’s Audit Committee of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2010. The proposal was approved by a vote of stockholders as follows:

For	327,870,095

Against	8,347,731

Abstain	563,466

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 28th day of May, 2010.

THERMO FISHER SCIENTIFIC INC.
By:	/s/ Seth H. Hoogasian
Seth H. Hoogasian
Senior Vice President, General Counsel and Secretary